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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 19, 2004

                              SiVault Systems, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          0-30711                                        98-0209119
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   (Commission File Number)                    (IRS Employer Identification No.)

    500 Fifth Avenue, Suite 1650, New York, New York              10110-0002
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 931-5760
                           --------------------------
               Registrant's telephone number, including area code

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         (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 19, 2004, the registrant entered into two Binding Share Exchange Agreements with 51% of the shareholders of eMedRx, Inc., a private Delaware company ("eMedRx-Delaware") and a shareholder of eMedRx, Inc. a private Nevada corporation ("eMedRx-Nevada") (the "Agreements"). The Agreements call for the exchange of the fifty-one (51%) percent of eMedRx-Delaware and the ten (10%) percent of eMedRx, - Nevada common shares not currently owned by the registrant for 510,000 restricted shares of the registrant's common stock. eMedRx was the first company of which the registrant is aware to develop a pilot e-prescribing product using a client-serve mode that can biometrically authenticate physicians' signatures. The closing of the exchange transaction is scheduled to take place on or before October 25, 2004.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                SIVAULT SYSTEMS, INC.


                                                /s/   Wayne Taylor
                                                -------------------------------
                                                Interim Chief Financial Officer


Date:  October 21, 2004